UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:     811-21668

Cohen & Steers Dividend Value Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    February 28

Date of reporting period:    February 28, 2019

Item 1. Reports to Stockholders.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended February 28, 2019. The total returns for the Cohen & Steers Dividend Value Fund (the Fund) and its comparative benchmarks were:

	Six Months Ended February 28, 2019	Year Ended February 28, 2019
Cohen & Steers Dividend Value Fund:
Class A	–1.24%	2.59%
Class C	–1.53%	1.95%
Class I	–1.07%	2.96%
Class R	–1.32%	2.43%
Class Z	–1.07%	2.96%
Russell 1000 Value Index[a]	–1.62%	3.16%
S&P 500 Index[a]	–3.04%	4.68%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at net asset value (NAV). Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.50% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets.

[a]

The Russell 1000 Value Index measures the performance of the large-capitalization value segment of the U.S. equity universe in the Russell 1000 Index that have lower price-to-book ratios and lower expected growth values. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Market Review

The 12-month period ended February 28, 2019 was a volatile but ultimately positive year for U.S. equities. Robust U.S. economic data and a healthy corporate earnings slate characterized most of the period. However, investors grew cautious in the fourth quarter of 2018 due to indicators of a slowdown in the global economy, and the possibility that the Federal Reserve might continue to raise interest rates.

Equities rebounded in early 2019 as the Federal Reserve affirmed it would pause further rate hikes and would stop shrinking its balance sheet later in the year. Optimism about an eventual trade deal with China also increased investors’ risk appetite.

The fourth-quarter earnings season marked the fifth straight quarter of double-digit earnings growth for blue chip equities. However, many companies offered cautious guidance for 2019 due to the slowdown in global growth, continued uncertainties surrounding trade, and the fading tailwind of last year’s tax cuts.

Fund Performance

The Fund had a positive total return for the period but underperformed its benchmark.

Equities with more defensive qualities were among the better performing sectors in a period of generally elevated uncertainty, with the utilities, real estate and health care sectors all posting double digit gains. Stock selection within health care hindered relative performance. While the Fund was overweight Anthem, which drew market support for the bullish outlook of its pharmacy management business, it was also overweight CVS. That company’s fourth quarter earnings were overshadowed by weak guidance and disappointing results in its long-term care business. The Fund was also underweight Pfizer, which reported strong results and announced plans to merge its consumer health care business into a joint venture with GlaxoSmithKline.

An overweight and favorable stock selection in the utilities sector aided performance. The Fund was overweight FirstEnergy, which benefited from several corporate announcements in 2018. The company boosted its dividend to shareholders and declared that it would transition away from the competitive energy generation market to become a pure-play regulated utility.

The materials and industrials sectors had significant declines amid increased uncertainty surrounding the global economy. Within materials, relative performance benefited from an underweight in DowDuPont, which declined more than 20% due to concerns over the impact of tariffs on the U.S. agriculture sector. Stock selection in the industrials sector detracted from the Fund’s performance, due largely to an out-of-benchmark position in FedEx. Its shares fell to multi-year lows after the company cut its full-year earnings guidance due to global trade headwinds.

Technology and communication services stocks both modestly outperformed the index, but stocks within each sector delivered widely disparate returns. Stock selection in these sectors weighed on the Fund’s performance. This was due in part to an out-of-index investment in Facebook, which only partly recovered from a sharp decline in July, when it forecasted declining revenue growth and lower operating margins. Within communication services, the Fund did not hold Verizon, which benefited from new subscribers, low churn and headway on 5G.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Consumer discretionary stocks as a group delivered lukewarm returns, reflecting the cyclical nature of these companies in a period that favored more defensive names. Stock selection in the sector contributed positively to relative returns, due in part to an out-of-index investment in off-price retailer TJX Companies Inc. The stock rallied as it continued to poach market share from traditional department stores.

As of February 28, 2019, the Fund did not own Pfizer, FedEx, Dow DuPont and TJX Companies.

Sincerely,

CHRISTOPHER RHINE
Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Performance Review (Unaudited)

Class A—Growth of a $10,000 Investment	Class C—Growth of a $10,000 Investment

Class I—Growth of a $100,000 Investment	Class R—Growth of a $10,000 Investment

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Performance Review (Unaudited)—(Continued)

Class Z—Growth of a $10,000 Investment

Average Annual Total Returns—For Periods Ended February 28, 2019

	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	–2.02%[a]	0.95%[c]	—	—	—
1 Year (without sales charge)	2.59%	1.95%	2.96%	2.43%	2.96%
5 Years (with sales charge)	7.07%[a]	7.37%	—	—	—
5 Years (without sales charge)	8.06%	7.37%	8.44%	—	—
10 Years (with sales charge)	13.00%[a]	12.79%	—	—	—
10 Years (without sales charge)	13.52%	12.79%	13.93%	—	—
Since Inception[d] (with sales charge)	6.81%[a]	6.49%	—	—	—
Since Inception[d] (without sales charge)	7.18%	6.49%	7.56%	7.61%	8.15%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Performance Review (Unaudited)—(Continued)

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the July 1, 2018 prospectus, as supplemented February 14, 2019, were as follows: Class A—1.38% and 1.00%; Class C—2.03% and 1.65%; Class I—1.09% and 0.65%; Class R—1.53% and 1.15%; and Class Z—1.03% and 0.65%. Through June 30, 2020, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.00% for Class A shares, 1.65% for Class C shares, 0.65% for Class I shares, 1.15% for Class R shares and 0.65% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund's Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

[a]	Reflects a 4.50% front-end sales charge.
[b]

The comparative indexes are not adjusted to reflect expenses or other fees that the U.S. Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. The Fund’s performance assumes the reinvestment of all dividends and distributions at NAV. For more information, including charges and expenses, please read the prospectus carefully before you invest.

[c]	Reflects a contingent deferred sales charge of 1.00%.
[d]	Inception date of August 31, 2005 for Class A, C and I shares and October 1, 2014 for Class R and Z shares.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2018—February 28, 2019.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value September 1, 2018	Ending Account Value February 28, 2019	Expenses Paid During Period[a] September 1, 2018— February 28, 2019
Class A
Actual (–1.24% return)	$1,000.00	$987.60	$4.93
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.84	$5.01

Class C
Actual (–1.53% return)	$1,000.00	$984.70	$8.12
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.61	$8.25

Class I
Actual (–1.07% return)	$1,000.00	$989.30	$3.21
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.57	$3.26

Class R
Actual (–1.32% return)	$1,000.00	$986.80	$5.67
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.09	$5.76

Class Z
Actual (–1.07% return)	$1,000.00	$989.30	$3.21
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.57	$3.26

[a]

Expenses are equal to the Fund’s Class A, Class C, Class I, Class R and Class Z annualized net expense ratios of 1.00%, 1.65%, 0.65%, 1.15% and 0.65%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

COHEN & STEERS DIVIDEND VALUE FUND, INC.

February 28, 2019

Top Ten Holdings

(Unaudited)

Security	Value	% of Net Assets

Crown Castle International Corp.	$2,360,750	3.9
Bank of America Corp.	2,261,057	3.7
AT&T, Inc.	2,091,855	3.5
Waste Management, Inc.	2,061,551	3.4
CVS Health Corp.	2,055,162	3.4
Dollar Tree, Inc.	1,976,692	3.3
Philip Morris International, Inc.	1,917,375	3.2
BlackRock, Inc.	1,885,901	3.1
Anthem, Inc.	1,883,472	3.1
Hershey Co. (The)	1,839,502	3.0

Sector Breakdown

(Based on Net Assets)

(Unaudited)

[a]	The Financial sector includes the banks, credit card, diversified financial services and insurance industries.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

SCHEDULE OF INVESTMENTS

February 28, 2019

		Shares	Value

COMMON STOCK	97.1%
COMMUNICATIONS	8.4%
TELECOMMUNICATION	4.5%
AT&T, Inc.		67,219	$2,091,855
Motorola Solutions, Inc.		4,572	654,345

			2,746,200

TOWERS	3.9%
Crown Castle International Corp.		19,880	2,360,750

TOTAL COMMUNICATIONS			5,106,950

CONSUMER—CYCLICAL	5.4%
HOTELS, RESTAURANTS & LEISURE	1.1%
Royal Caribbean Cruises Ltd.		2,471	292,764
YETI Holdings, Inc.[a]		16,510	396,075

			688,839

SPECIALTY RETAIL	4.3%
Dollar Tree, Inc.[a]		20,520	1,976,692
Lowe’s Cos., Inc.		5,802	609,732

			2,586,424

TOTAL CONSUMER—CYCLICAL			3,275,263

CONSUMER—NON-CYCLICAL	15.9%
AGRICULTURE	3.2%
Philip Morris International, Inc.		22,054	1,917,375

BEVERAGE	3.8%
Molson Coors Brewing Co., Class B		22,404	1,381,431
PepsiCo, Inc.		7,860	908,930

			2,290,361

COSMETICS/PERSONAL CARE	2.5%
Colgate-Palmolive Co.		22,773	1,500,057

FOOD PRODUCTS	3.0%
Hershey Co. (The)		16,620	1,839,502

RETAIL	3.4%
CVS Health Corp.		35,538	2,055,162

TOTAL CONSUMER—NON-CYCLICAL			9,602,457

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

February 28, 2019

		Shares	Value

ENERGY—OIL & GAS	10.5%
Anadarko Petroleum Corp.		20,886	$908,541
Encana Corp. (Canada)		188,242	1,364,755
Exxon Mobil Corp.		16,613	1,312,925
Marathon Petroleum Corp.		27,930	1,731,939
Suncor Energy, Inc. (Canada)		30,423	1,048,663

			6,366,823

FINANCIAL	21.2%
BANKS	4.7%
Bank of America Corp.		77,753	2,261,057
PNC Financial Services Group, Inc.		4,785	603,006

			2,864,063

CREDIT CARD	1.5%
American Express Co.		8,235	887,239

DIVERSIFIED FINANCIAL SERVICES	8.8%
BlackRock, Inc.		4,255	1,885,901
Goldman Sachs Group		2,877	565,906
Intercontinental Exchange, Inc.		5,488	423,399
JPMorgan Chase & Co.		12,777	1,333,408
Morgan Stanley		26,820	1,125,904

			5,334,518

INSURANCE	6.2%
Berkshire Hathaway, Inc., Class Ba		7,096	1,428,425
Chubb Ltd.		12,274	1,643,488
Willis Towers Watson PLC		3,753	645,591

			3,717,504

TOTAL FINANCIAL			12,803,324

HEALTH CARE	12.0%
HEALTH CARE EQUIPMENT & SUPPLIES	0.5%
Abbott Laboratories		4,163	323,132

HEALTH CARE PRODUCTS	3.6%
Danaher Corp.		2,935	372,804
Johnson & Johnson		13,115	1,792,034

			2,164,838

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

February 28, 2019

		Shares	Value

HEALTH CARE PROVIDERS & SERVICES	6.4%
Anthem, Inc.		6,263	$1,883,472
Laboratory Corp. of America Holdings[a]		8,391	1,243,882
Universal Health Services, Inc., Class B		5,416	751,903

			3,879,257

PHARMACEUTICAL	1.5%
GlaxoSmithKline PLC (United Kingdom)		44,649	886,763

TOTAL HEALTH CARE			7,253,990

INDUSTRIALS	7.0%
AEROSPACE & DEFENSE	1.6%
Northrop Grumman Corp.		3,328	964,987

ENVIROMENTAL CONTROL	3.4%
Waste Management, Inc.		20,361	2,061,551

MACHINERY	2.0%
Deere & Co.		7,254	1,189,946

TOTAL INDUSTRIALS			4,216,484

INFORMATION TECHNOLOGY	3.2%
INTERNET SOFTWARE & SERVICES	1.2%
Facebook, Inc., Class Aa		4,396	709,734

IT CONSULTING & SERVICES	2.0%
DXC Technology Co.		18,401	1,211,890

TOTAL INFORMATION TECHNOLOGY			1,921,624

MATERIALS—CHEMICALS	2.3%
Air Products & Chemicals, Inc.		1,909	345,873
Ecolab, Inc.		6,264	1,058,052

			1,403,925

TECHNOLOGY	4.0%
SEMICONDUCTORS	2.0%
Broadcom, Inc.		4,330	1,192,309

SOFTWARE	2.0%
Microsoft Corp.		11,151	1,249,246

TOTAL TECHNOLOGY			2,441,555

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

February 28, 2019

		Shares	Value

UTILITIES	7.2%
ELECTRIC UTILITIES	4.4%
FirstEnergy Corp.		33,040	$1,346,380
NextEra Energy, Inc.		7,150	1,342,198

			2,688,578

REGULATED ELECTRIC	2.8%
Alliant Energy Corp.		6,716	308,063
Xcel Energy, Inc.		25,219	1,383,514

			1,691,577

TOTAL UTILITIES			4,380,155

TOTAL COMMON STOCK (Identified cost—$53,378,069)			58,772,550

SHORT-TERM INVESTMENTS	3.0%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 2.33%[b]		1,779,908	1,779,908

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$1,779,908)			1,779,908

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$55,157,977)	100.1%		60,552,458
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.1)		(47,609)

NET ASSETS	100.0%		$60,504,849

Note: Percentages indicated are based on the net assets of the Fund.

[a]	Non-income producing security.
[b]	Rate quoted represents the annualized seven-day yield.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2019

ASSETS:
Investments in securities, at value (Identified cost—$55,157,977)	$60,552,458
Receivable for:
Dividends	155,739
Fund shares sold	13,400
Other assets	1,806

Total Assets	60,723,403

LIABILITIES:
Payable for:
Fund shares redeemed	75,508
Due to custodian	42,624
Investment advisory fees	10,403
Shareholder servicing fees	8,438
Administration fees	1,231
Distribution fees	793
Directors’ fees	528
Other liabilities	79,029

Total Liabilities	218,554

NET ASSETS	$60,504,849

NET ASSETS consist of:
Paid-in capital	$54,452,141
Total distributable earnings/(accumulated loss)	6,052,708

$60,504,849

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

February 28, 2019

CLASS A SHARES:
NET ASSETS	$19,841,015
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,488,548

Net asset value and redemption price per share	$13.33

Maximum offering price per share ($13.33 ÷ 0.955)[a]	$13.96

CLASS C SHARES:
NET ASSETS	$12,581,955
Shares issued and outstanding ($0.001 par value common stock outstanding)	952,026

Net asset value and offering price per share[b]	$13.22

CLASS I SHARES:
NET ASSETS	$27,976,869
Shares issued and outstanding ($0.001 par value common stock outstanding)	2,093,971

Net asset value, offering and redemption price per share	$13.36

CLASS R SHARES:
NET ASSETS	$96,943
Shares issued and outstanding ($0.001 par value common stock outstanding)	7,266

Net asset value, offering and redemption price per share	$13.34

CLASS Z SHARES:
NET ASSETS	$8,067
Shares issued and outstanding ($0.001 par value common stock outstanding)	604

Net asset value, offering and redemption price per share	$13.36

[a]	On investments of $100,000 or more, the offering price is reduced.
[b]	Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended February 28, 2019

Investment Income:
Dividend income (net of $3,995 of foreign withholding tax)	$1,935,102

Expenses:
Investment advisory fees	620,559
Distribution fees—Class A	47,851
Distribution fees—Class C	113,333
Distribution fees—Class R	427
Professional fees	105,135
Shareholder servicing fees—Class A	19,140
Shareholder servicing fees—Class C	37,778
Shareholder servicing fees—Class I	21,577
Registration and filing fees	75,324
Administration fees	58,466
Shareholder reporting expenses	36,537
Transfer agent fees and expenses	11,347
Directors’ fees and expenses	5,514
Custodian fees and expenses	4,183
Miscellaneous	14,509

Total Expenses	1,171,680
Reduction of Expenses (See Note 2)	(376,916)

Net Expenses	794,764

Net Investment Income (Loss)	1,140,338

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	9,424,318
Foreign currency transactions	(5,633)

Net realized gain (loss)	9,418,685

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(8,881,006)
Foreign currency translations	282

Net change in unrealized appreciation (depreciation)	(8,880,724)

Net Realized and Unrealized Gain (Loss)	537,961

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,678,299

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended February 28, 2019	For the Year Ended February 28, 2018
Change in Net Assets:
From Operations:
Net investment income (loss)	$1,140,338	$2,331,163
Net realized gain (loss)	9,418,685	51,312,455
Net change in unrealized appreciation (depreciation)	(8,880,724)	(30,168,146)

Net increase (decrease) in net assets resulting from operations	1,678,299	23,475,472

Distributions to Shareholders:[a]
Class A	(2,867,895)	(2,356,149)
Class C	(2,114,731)	(2,279,396)
Class I	(8,344,335)	(18,782,202)
Class R	(12,699)	(8,163)
Class Z	(1,325)	(1,196)

Total distributions	(13,340,985)	(23,427,106)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	(22,275,280)	(95,595,413)

Total increase (decrease) in net assets	(33,937,966)	(95,547,047)
Net Assets:
Beginning of year	94,442,815	189,989,862

End of year	$60,504,849	$94,442,815

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS—(Continued)

[a]

Distributions to shareholders from net investment income and net realized gain for the year ended February 28, 2018 have been reclassified to distributions to shareholders to reflect required amendments to Regulation S-X and to conform to the current year presentation. The amounts reported within the February 28, 2018 annual report were as follows:

For the Year Ended February 28, 2018
Distributions to Shareholders from:
Net investment income:
Class A	$(195,370)
Class C	(75,098)
Class I	(2,073,546)
Class R	(599)
Class Z	(132)
Net realized gain:
Class A	(2,160,779)
Class C	(2,204,298)
Class I	(16,708,656)
Class R	(7,564)
Class Z	(1,064)

Total distributions to shareholders	$(23,427,106)

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Year Ended February 28,
Per Share Operating Performance:	2019	2018	2017	2016[a]	2015
Net asset value, beginning of year	$15.16	$15.50	$13.30	$16.33	$16.83

Income (loss) from investment operations:

Net investment income (loss)[b]	0.17	0.17	0.18	0.14	0.11
Net realized and unrealized gain (loss)	0.15	1.42	3.56	(1.92)	2.12

Total from investment operations	0.32	1.59	3.74	(1.78)	2.23

Less dividends and distributions to shareholders from:

Net investment income	(0.17)	(0.17)	(0.18)	(0.14)	(0.12)
Net realized gain	(1.98)	(1.76)	(1.36)	(1.11)	(2.61)

Total dividends and distributions to shareholders	(2.15)	(1.93)	(1.54)	(1.25)	(2.73)

Net increase (decrease) in net asset value	(1.83)	(0.34)	2.20	(3.03)	(0.50)

Net asset value, end of year	$13.33	$15.16	$15.50	$13.30	$16.33

Total return[c,d]	2.59%	10.81%	28.76%	–11.63%	13.88%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$19.8	$18.5	$19.6	$17.0	$22.5

Ratios to average daily net assets:

Expenses (before expense reduction)	1.40%	1.25%	1.31%	1.37%	1.33%

Expenses (net of expense reduction)	1.00%	1.00%	1.00%	1.01%	1.00%

Net investment income (loss) (before expense reduction)	0.80%	0.85%	0.92%	0.59%	0.31%

Net investment income (loss) (net of expense reduction)	1.20%	1.10%	1.23%	0.95%	0.64%

Portfolio turnover rate	158%	102%	70%	64%	79%

[a]	For the year ended February 29.
[b]	Calculation based on average shares outstanding.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Does not reflect sales charges, which would reduce return.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended February 28,
Per Share Operating Performance:	2019	2018	2017	2016[a]	2015
Net asset value, beginning of year	$15.04	$15.38	$13.20	$16.22	$16.74

Income (loss) from investment operations:

Net investment income (loss)[b]	0.07	0.07	0.09	0.04	(0.00)[c]
Net realized and unrealized gain (loss)	0.15	1.41	3.53	(1.91)	2.11

Total from investment operations	0.22	1.48	3.62	(1.87)	2.11

Less dividends and distributions to shareholders from:

Net investment income	(0.06)	(0.06)	(0.08)	(0.04)	(0.02)
Net realized gain	(1.98)	(1.76)	(1.36)	(1.11)	(2.61)

Total dividends and distributions to shareholders	(2.04)	(1.82)	(1.44)	(1.15)	(2.63)

Net increase (decrease) in net asset value	(1.82)	(0.34)	2.18	(3.02)	(0.52)

Net asset value, end of year	$13.22	$15.04	$15.38	$13.20	$16.22

Total return[d,e]	1.95%	10.11%	27.97%	–12.25%	13.19%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$12.6	$18.1	$26.7	$25.7	$35.4

Ratios to average daily net assets:

Expenses (before expense reduction)	2.05%	1.90%	1.96%	2.02%	1.98%

Expenses (net of expense reduction)	1.65%	1.65%	1.65%	1.66%	1.65%

Net investment income (loss) (before expense reduction)	0.13%	0.18%	0.27%	(0.06)%	(0.33)%

Net investment income (loss) (net of expense reduction)	0.53%	0.43%	0.58%	0.30%	(0.00)%[f]

Portfolio turnover rate	158%	102%	70%	64%	79%

[a]	For the year ended February 29.
[b]	Calculation based on average shares outstanding.
[c]	Amount is less than $0.005.
[d]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[e]	Does not reflect sales charges, which would reduce return.
[f]	Amount is less than 0.005%.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended February 28,
Per Share Operating Performance:	2019	2018	2017	2016[a]	2015
Net asset value, beginning of year	$15.19	$15.53	$13.32	$16.36	$16.86

Income (loss) from investment operations:

Net investment income (loss)[b]	0.22	0.22	0.23	0.20	0.17
Net realized and unrealized gain (loss)	0.15	1.42	3.57	(1.94)	2.12

Total from investment operations	0.37	1.64	3.80	(1.74)	2.29

Less dividends and distributions to shareholders from:

Net investment income	(0.22)	(0.22)	(0.23)	(0.19)	(0.18)
Net realized gain	(1.98)	(1.76)	(1.36)	(1.11)	(2.61)

Total dividends and distributions to shareholders	(2.20)	(1.98)	(1.59)	(1.30)	(2.79)

Net increase (decrease) in net asset value	(1.83)	(0.34)	2.21	(3.04)	(0.50)

Net asset value, end of year	$13.36	$15.19	$15.53	$13.32	$16.36

Total return[c]	2.96%	11.18%	29.24%	–11.35%	14.30%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$28.0	$57.8	$143.5	$163.5	$191.6

Ratios to average daily net assets:

Expenses (before expense reduction)	1.09%	0.96%	1.01%	1.06%	1.08%

Expenses (net of expense reduction)	0.65%	0.65%	0.65%	0.66%	0.65%

Net investment income (loss) (before expense reduction)	1.09%	1.11%	1.23%	0.91%	0.57%

Net investment income (loss) (net of expense reduction)	1.53%	1.42%	1.59%	1.31%	1.00%

Portfolio turnover rate	158%	102%	70%	64%	79%

[a]	For the year ended February 29.
[b]	Calculation based on average shares outstanding.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class R
	For the Year Ended February 28				For the Period October 1, 2014[a] through February 28, 2015
Per Share Operating Performance:	2019	2018	2017	2016[b]
Net asset value, beginning of period	$15.17	$15.51	$13.31	$16.35	$16.57

Income (loss) from investment operations:

Net investment income (loss)[c]	0.15	0.15	0.15	0.12	0.04
Net realized and unrealized gain (loss)	0.14	1.41	3.57	(1.93)	1.17

Total from investment operations	0.29	1.56	3.72	(1.81)	1.21

Less dividends and distributions to shareholders from:

Net investment income	(0.14)	(0.14)	(0.16)	(0.12)	(0.03)
Net realized gain	(1.98)	(1.76)	(1.36)	(1.11)	(1.40)

Total dividends and distributions to shareholders	(2.12)	(1.90)	(1.52)	(1.23)	(1.43)

Net increase (decrease) in net asset value	(1.83)	(0.34)	2.20	(3.04)	(0.22)

Net asset value, end of period	$13.34	$15.17	$15.51	$13.31	$16.35

Total return[d]	2.43%	10.63%	28.61%	–11.81%	7.51%[e]

Ratios/Supplemental Data:

Net assets, end of period (in 000s)	$96.9	$90.4	$64.8	$8.0	$9.9

Ratios to average daily net assets:

Expenses (before expense reduction)	1.55%	1.40%	1.46%	1.52%	1.49%[f]

Expenses (net of expense reduction)	1.15%	1.15%	1.15%	1.16%	1.15%[f]

Net investment income (loss) (before expense reduction)	0.67%	0.70%	0.71%	0.45%	0.32%[f]

Net investment income (loss) (net of expense reduction)	1.07%	0.95%	1.02%	0.81%	0.66%[f]

Portfolio turnover rate	158%	102%	70%	64%	79%[e]

[a]	Inception date.
[b]	For the year ended February 29.
[c]	Calculation based on average shares outstanding.
[d]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[e]	Not annualized.
[f]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class Z
	For the Year Ended February 28				For the Period October 1, 2014[a] through February 28, 2015
Per Share Operating Performance:	2019	2018	2017	2016[b]
Net asset value, beginning of period	$15.19	$15.53	$13.32	$16.36	$16.57

Income (loss) from investment operations:

Net investment income (loss)[c]	0.22	0.22	0.23	0.20	0.08
Net realized and unrealized gain (loss)	0.15	1.42	3.57	(1.94)	1.16

Total from investment operations	0.37	1.64	3.80	(1.74)	1.24

Less dividends and distributions to shareholders from:

Net investment income	(0.22)	(0.22)	(0.23)	(0.19)	(0.05)
Net realized gain	(1.98)	(1.76)	(1.36)	(1.11)	(1.40)

Total dividends and distributions to shareholders	(2.20)	(1.98)	(1.59)	(1.30)	(1.45)

Net increase (decrease) in net asset value	(1.83)	(0.34)	2.21	(3.04)	(0.21)

Net asset value, end of period	$13.36	$15.19	$15.53	$13.32	$16.36

Total return[d]	2.96%	11.18%	29.24%	–11.35%	7.71%[e]

Ratios/Supplemental Data:

Net assets, end of period (in 000s)	$8.1	$9.2	$9.4	$8.0	$9.9

Ratios to average daily net assets:

Expenses (before expense reduction)	1.05%	0.90%	0.96%	1.02%	0.99%[f]

Expenses (net of expense reduction)	0.65%	0.65%	0.65%	0.66%	0.65%[f]

Net investment income (loss) (before expense reduction)	1.14%	1.18%	1.27%	0.95%	0.82%[f]

Net investment income (loss) (net of expense reduction)	1.54%	1.43%	1.58%	1.31%	1.16%[f]

Portfolio turnover rate	158%	102%	70%	64%	79%[e]

[a]	Inception date.
[b]	For the year ended February 29.
[c]	Calculation based on average shares outstanding.
[d]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[e]	Not annualized.
[f]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Dividend Value Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on November 9, 2004 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The Fund’s investment objectives are to provide long-term growth of income and capital appreciation. The authorized shares of the Fund are divided into seven classes designated Class A, C, F, I, R, T and Z shares. Each of the Fund’s shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares). Class F shares and Class T shares are currently not available for purchase.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following is a summary of the inputs used as of February 28, 2019 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$58,772,550	$58,772,550	$—	$—
Short-Term Investments	1,779,908	—	1,779,908	—

Total Investments in Securities[a]	$60,552,458	$58,772,550	$1,779,908	$—

[a]	Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in securities.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any), currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the NAV per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended February 28, 2019, a portion of the dividends have been reclassified to distributions from net realized gain.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of February 28, 2019, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at an annual rate of 0.70% of the average daily net assets of the Fund.

For the year ended February 28, 2019 and through June 30, 2020, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses)

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

do not exceed 1.00% for Class A shares, 1.65% for Class C shares, 0.65% for Class I shares, 1.15% for Class R shares and 0.65% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund. For the year ended February 28, 2019, fees waived and/or expenses reimbursed totaled $376,916.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.02% of the average daily net assets of the Fund. For the year ended February 28, 2019, the Fund incurred $17,730 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted an amended distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares, and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the year ended February 28, 2019, the Fund has been advised that the distributor received $28,148, which represents a portion of the sales commissions paid by shareholders from the sale of Class A shares and $237 of CDSC relating to redemptions of Class C shares. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes. The payment of a CDSC may result in the distributor receiving amounts greater or less than the upfront commission paid by the distributor to the financial intermediary.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily, at an annual rate of up to 0.10% of the average daily net assets of the Fund’s Class A and Class I shares and up to 0.25% of the average daily net assets of the Fund’s Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $985 for the year ended February 28, 2019.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Other: As of February 28, 2019, the investment advisor and/or affiliated persons of the investment advisor owned 24% of the Fund’s outstanding shares. Investment activities of these shareholders could have a significant impact on the Fund. In addition, a person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of the Fund may be presumed to control the Fund. A control person could potentially control the outcome of any proposal submitted to shareholders for approval, including changes to the Fund’s fundamental policies or terms of the investment advisory agreement with the investment advisor.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended February 28, 2019, totaled $134,468,964 and $149,375,264a, respectively.

[a]	Excludes the value of securities delivered as a result of redemptions in-kind totaling $19,922,121 (See Note 6).

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended February 28,
	2019	2018
Ordinary income	$4,234,579	$5,831,052
Long-term capital gain	9,106,406	17,596,054

Total dividends and distributions	$13,340,985	$23,427,106

As of February 28, 2019, the tax-basis components of accumulated earnings, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$55,244,394

Gross unrealized appreciation on investments	$6,483,934
Gross unrealized depreciation on investments	(1,175,588)

Net unrealized appreciation (depreciation) on investments	$5,308,346

Undistributed long-term capital gains	$744,362

As of February 28, 2019, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and permanent book/tax differences primarily attributable to Fund redemptions used as distributions and gains from shareholder redemptions in-kind. To reflect reclassifications arising from the permanent differences, paid-in capital was credited $2,915,764 and total distributable earnings/(accumulated loss) was charged $2,915,764. Net assets were not affected by this reclassification.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 5. Capital Stock

The Fund is authorized to issue 400 million shares of capital stock, at a par value of $0.001 per share, classified in seven classes as follows: 50 million of Class A capital stock, 50 million of Class C capital stock, 50 million of Class F capital stock, 100 million of Class I capital stock, 50 million of Class R capital stock, 50 million of Class T capital stock and 50 million of Class Z capital stock. The Board of Directors of the Fund may increase or decrease the number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Year Ended February 28, 2019		For the Year Ended February 28, 2018
	Shares	Amount	Shares	Amount
Class A:
Sold	605,243	$8,485,815	361,978	$5,529,016
Issued as reinvestment of dividends and distributions	118,720	1,591,572	96,957	1,447,791
Redeemed	(453,157)	(6,251,211)	(508,476)	(7,784,221)

Net increase (decrease)	270,806	$3,826,176	(49,541)	$(807,414)

Class C:
Sold	219,768	$2,946,636	118,292	$1,782,243
Issued as reinvestment of dividends and distributions	82,741	1,101,543	81,970	1,215,763
Redeemed	(555,273)	(7,664,709)	(733,271)	(11,204,766)

Net increase (decrease)	(252,764)	$(3,616,530)	(533,009)	$(8,206,760)

Class I:
Sold	258,127	$3,637,057	2,342,193	$36,952,847
Issued as reinvestment of dividends and distributions	517,839	6,959,658	1,180,462	17,664,696
Redeemed	(991,440)	(13,177,592)	(2,655,331)	(41,728,964)
Redemptions in-kind[a]	(1,492,294)	(19,922,121)	(6,309,247)	(99,496,832)

Net increase (decrease)	(1,707,768)	$(22,502,998)	(5,441,923)	$(86,608,253)

Class R:
Sold	1,933	$28,320	1,309	$20,000
Issued as reinvestments of dividends and distributions	854	11,418	469	7,014
Redeemed	(1,480)	(21,666)	—	—

Net increase (decrease)	1,307	$18,072	1,778	$27,014

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	For the Year Ended February 28, 2019		For the Year Ended February 28, 2018
	Shares	Amount	Shares	Amount
Class Z:
Net increase (decrease)	—	$—	—	$—

[a]	Certain shareholders of the Fund redeemed shares in-kind.

Note 6. Redemptions In-Kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the years ended February 28, 2019 and 2018, the Fund had redemptions in-kind with total proceeds in the amount of $19,922,121 and $99,496,832, respectively. The net realized gains on these redemptions in-kind for the years ended February 28, 2019 and 2018, amounted to $2,852,428 and $24,236,834, respectively, which will not be realized for tax purposes.

Note 7. Other Risks

Common Stock Risk: While common stocks have historically generated higher average returns than fixed income securities over the long-term, common stock has also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

Foreign (Non-U.S.) Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Currency Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Financial Sector Risk: To the extent the Fund invests in the financial sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. In addition, the Fund will also be subject to the risks of investing in the individual industries and securities that comprise the financial sector, including the banks, diversified financial, credit card and insurance industries.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments. The decision of the United Kingdom (UK) to exit from the European Union following the June 2016 vote on the matter (referred to as Brexit) may cause uncertainty and thus adversely impact financial results of the Fund and the global financial markets. Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Fund. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The SEC’s final rules and amendments that modernize reporting and disclosure and to implement a Liquidity Risk Management Program, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of derivatives used by the Fund. While the full extent of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests as well as its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund’s prospectus.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. New Accounting Guidance

In August 2018, the Financial Accounting Standards Board (FASB) issued a new Accounting Standards Update (ASU) No. 2018-13, “Fair Value Measurement (Topic 820), Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement”. The amendments to ASU 2018-13 are intended to improve the effectiveness of disclosures in the notes to financial statements through modifications to disclosure requirements on fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, with early adoption permitted. The Fund has adopted the amended disclosures permissible under the update. The adoption had no effect on the Fund’s net assets or results of operations.

In August 2018, the SEC adopted amendments to Regulation S-X which are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the information provided to investors. The amendments include eliminating the requirement to: separately state book basis components of net assets on the Statement of Assets & Liabilities; separately state the sources of distributions paid (except tax return of capital distributions must still be separately disclosed) on the Statement of Changes in Net Assets; and state the book basis amount of undistributed net investment income on the Statement of Changes in Net Assets. The Fund adopted the amendments within the financial statements for the year ended February 28, 2019, which had no effect on the Fund’s net assets or results of operations.

Note 10. Subsequent Events

Management has evaluated events and transactions occurring after February 28, 2019 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Cohen & Steers Dividend Value Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers Dividend Value Fund, Inc. (the “Fund”) as of February 28, 2019, the related statement of operations for the year ended February 28, 2019, the statement of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 23, 2019

We have served as the auditor of one or more investment companies in the Cohen & Steers family of mutual funds since 1991.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

TAX INFORMATION—2019 (Unaudited)

For the calendar year ended February 28, 2019, for individual taxpayers, the Fund designates $1,783,181 as qualified dividend income eligible for reduced tax rates, short-term capital gain distributions of $3,099,874, and long-term capital gain distributions of $9,448,202 taxable at the maximum 20% rate. In addition, for corporate taxpayers, 39.59% of the ordinary dividends paid qualified for the dividends received deduction (DRD).

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund’s net investment company taxable income and net realized gains and this excess would be a tax free return of capital distributed from the Fund’s assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

Change in Portfolio Manager

Effective February 14, 2019, Anatoliy Cherevach no longer serves as a portfolio manager of the Fund.

Change in Board of Directors

Frank K. Ross retired from the Board of Directors on December 31, 2018 pursuant to the Fund’s mandatory retirement policy.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its investment advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers, the investment advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAl) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Interested Directors[4]

Robert H. Steers 1953	Director, Chairman	Until Next Election of Directors	Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM or the Advisor) and its parent, Cohen & Steers, Inc. (CNS) since 2014. Prior to that, Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and CNS since 2004. Prior to that, Chairman of the Advisor; Vice President of Cohen & Steers Securities, LLC.	20	Since 1991

Joseph M. Harvey 1963	Director	Until Next Election of Directors	President and Chief Investment Officer of the Advisor (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	20	Since 2014

(table continued on next page)

COHEN & STEERS DIVIDEND VALUE FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Disinterested Directors

Michael G. Clark 1965	Director	Until Next Election of Directors	From 2006 to 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	20	Since 2011

George Grossman 1953	Director	Until Next Election of Directors	Attorney-at-law.	20	Since 1993

Dean A. Junkans 1959	Director	Until Next Election of Directors	C.F.A.; Advisor to SigFig since July, 2018; Adjunct Professor and Executive-In-Residence, Bethel University since 2015; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; Former member and Chair, Claritas Advisory Committee at the CFA Institute from 2013 to 2015; Board Member and Investment Committee member, Bethel University Foundation since 2010; formerly Corporate Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; formerly, Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.	20	Since 2015

(table continued on next page)

COHEN & STEERS DIVIDEND VALUE FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Gerald J. Maginnis 1955	Director	Until Next Election of Directors	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; member, PICPA Board of Directors from 2012 to 2016; member, Council of the American Institute of Certified Public Accountants (AICPA) from 2013 to 2017; member, Board of Trustees of AICPA Foundation since 2015.	20	Since 2015

Jane F. Magpiong 1960	Director	Until Next Election of Directors	President, Untap Potential since 2013; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA- CREF, from 2008 to 2011; and prior to that, President, Bank of America Private Bank from 2005 to 2008.	20	Since 2015

(table continued on next page)

COHEN & STEERS DIVIDEND VALUE FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Daphne L. Richards 1966	Director	Until Next Election of Directors	Independent Director of Cartica Management, LLC since 2015; Member of the Investment Committee of the Berkshire Taconic Community Foundation since 2015; Member of the Advisory Board of Northeast Dutchess Fund since 2016; President and CIO of Ledge Harbor Management since 2016; Formerly, worked at Bessemer Trust Company from 1999 to 2014; Prior thereto, Ms. Richards held investment positions at Frank Russell Company from 1996 to 1999, Union Bank of Switzerland from 1993 to 1996; Credit Suisse from 1990 to 1993; and Hambros International Venture Capital Fund from 1988 to 1989.	20	Since 2017

(table continued on next page)

COHEN & STEERS DIVIDEND VALUE FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Frank K. Ross 1943	Director	—[5]	Visiting Professor of Accounting and Director of the Center for Accounting Education at Howard University School of Business since 2004; Board member and member of Audit Committee (Chairman from 2007 to 2012) and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) from 2004 to 2014; Formerly, Mid-Atlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1995 to 2003.	20	Since 2004

C. Edward Ward, Jr 1946	Director	Until Next Election of Directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York from 2004 to 2014. Formerly, Director of closed-end fund management for the New York Stock Exchange (the NYSE) where he worked from 1979 to 2004.	20	Since 2004

[1]	The address for each director is 280 Park Avenue, New York, NY 10017.
[2]	On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.
[3]	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers fund complex.
[4]	“Interested person”, as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Directors).
[5]	Frank K. Ross retired from the Board of Directors on December 31, 2018 pursuant to the Fund’s mandatory retirement policy.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

The officers of the Fund (other than Messrs. Steers and Harvey, whose biographies are provided above), their address, their year of birth and their principal occupations for at least the past five years are set forth below.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Principal Occupation During At least the Past 5 Years	Length of Time Served[2]

Adam M. Derechin 1964	President and Chief Executive Officer	Chief Operating Officer of CSCM since 2003 and CNS since 2004.	Since 2005

Christopher Rhine 1979	Vice President	Senior Vice President of CSCM since 2012	Since 2017

Dana A. DeVivo 1981	Secretary and Chief Legal Officer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2013.	Since 2015

James Giallanza 1966	Chief Financial Officer	Executive Vice President of CSCM since 2014. Prior to that, Senior Vice President of CSCM since 2006.	Since 2006

Albert Laskaj 1977	Treasurer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2015. Prior to that, Director of Legg Mason & Co. since 2013.	Since 2015

Lisa D. Phelan 1968	Chief Compliance Officer	Executive Vice President of CSCM since 2015. Prior to that, Senior Vice President of CSCM since 2008. Chief Compliance Officer of CSCM, the Cohen & Steers funds, Cohen & Steers Asia Limited and CSSL since 2007, 2006, 2005 and 2004, respectively.	Since 2006

[1]	The address of each officer is 280 Park Avenue, New York, NY 10017.
[2]

Officers serve one-year terms. The length of time served represents the year in which the officer was first elected as an officer of any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRSX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS

MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS

LOW DURATION PREFERRED AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS

PREFERRED SECURITIES AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS DIVIDEND VALUE FUND

•	Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

•	Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of global real estate equity securities of companies in a specified index

•	Symbol: GRI

Distributed by ALPS Portfolio Solutions Distributor, Inc.

ISHARES COHEN & STEERS

REALTY MAJORS INDEX FUND

•	Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of U.S. real estate equity securities of companies in a specified index

•	Symbol: ICF

Distributed by BlackRock Investments, LLC

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers

Director and Chairman

Joseph M. Harvey

Director and Vice President

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

C. Edward Ward, Jr.

Director

Adam M. Derechin

President and Chief Executive Officer

Christopher Rhine

Vice President

Dana A. DeVivo

Secretary and Chief Legal Officer

James Giallanza

Chief Financial Officer

Albert Laskaj

Treasurer

Lisa D. Phelan

Chief Compliance Officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Asset Manager Solutions, Inc.

P.O. Box 8123

Boston, MA 02266

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

280 Park Avenue

New York, NY 10017

NASDAQ Symbol:	Class A—DVFAX
Class C—DVFCX
Class F—DVVFX*
Class I—DVFIX
Class R—DVFRX
Class T—DVVTX*
Class Z—DVFZX

website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Dividend Value Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance which is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

*	Class F and Class T shares are currently not available for purchase.

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Cohen & Steers

Dividend

Value Fund

Annual Report February 28, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (800) 330-7348 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.

DVFAXAR

Item 2. Code of Ethics.

The registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Code of Ethics was in effect during the reporting period. The registrant amended the personal trading ‘blackout period’ in the Code of Ethics during the reporting period to reflect changes to the timeline for processing Fund distributions. The registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period. A current copy of the Code of Ethics is available on the registrant’s website at https://www.cohenandsteers.com/assets/content/uploads/Code_of_Ethics_for_Principal_Executive_and_Principal_Financial_Officers_of_the_Funds.pdf. Upon request, a copy of the Code of Ethics can be made by calling 800-330-7348 or writing to the Secretary of the registrant, 280 Park Avenue, 10th floor, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Gerald J. Maginnis and Frank K. Ross qualify as audit committee financial experts based on their years of experience in the public accounting profession. The registrant’s board has determined that Michael G. Clark qualifies as an audit committee financial expert based on his years of experience in the public accounting profession and the investment management and financial services industry. Until December 31, 2018, each of Messrs. Clark, Ross and Maginnis was a member of the board’s audit committee, and each was “independent” as such term is defined in Form N-CSR. Mr. Ross retired from the registrant’s board on December 31, 2018 pursuant to the registrant’s mandatory retirement policy and is no longer a member of the board’s audit committee. Effective January 1, 2019, each of Messrs. Clark and Maginnis is a member of the board’s audit committee, and each is independent as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years ended February 28, 2019 and February 28, 2018 for professional services rendered by the registrant’s principal accountant were as follows:

	2019	2018
Audit Fees	$37,450	$36,720
Audit-Related Fees	$0	$5,500
Tax Fees	$5,660	$5,550
All Other Fees	$0	$0

Tax fees were billed in connection with tax compliance services, including the preparation and review of federal and state tax returns.

(e)(1) The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e)(2) No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended February 28, 2019 and February 28, 2018, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2019	2018
Registrant	$5,660	$5,550
Investment Advisor	$0	$0

(h) The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Amended Code of Ethics incorporated by reference to registrant’s Post-Effective Amendment No. 29 to its Registration Statement on Form N-1A filed with the Securities and Exchange Commission on June 28, 2018 (Accession No. 0001193125-18-207098).

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: Principal Executive Officer (President and Chief Executive Officer)

Date:	May 1, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Financial Officer (Chief Financial Officer)

Date: May 1, 2019